Exhibit 99.2

Q2 2022 Earnings Organon

Disclaimer statement

This text should be viewed in conjunction with Organon's Q2 2022 earnings call

Safe Harbor for Forward-Looking Statements

Except for historical information herein, this presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about management's expectations about Organon's future financial performance and prospects. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning. These statements are based upon the current beliefs and expectations of the company's management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements. Risks and uncertainties include, but are not limited to, an inability to execute on our business development strategy or realize the benefits of our planned acquisitions; general economic factors, including interest rate and currency exchange rate fluctuations; general industry conditions and competition; the impact of the ongoing COVID-19 pandemic and emergence of variant strains; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances; new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; the company's ability to accurately predict its future financial results and performance; the company's ability to accurately predict future market conditions; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; difficulties developing and sustaining relationships with commercial counterparties; dependence on the effectiveness of the company's patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the company's filings with the Securities and Exchange Commission (SEC), including the company's Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent SEC filings, available at the SEC's Internet site (www.sec.gov).

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ORGANON™

Disclaimer statement, cont. Non - GAAP Information This presentation contains “non - GAAP financial measures,” which are financial measures that either exclude or include amounts th at are not excluded or included in the most directly comparable measures calculated and presented in accordance with U.S. generally acce pte d accounting principles (“GAAP”). Specifically, the company makes use of the non - GAAP financial measures Adjusted EBITDA, Adjusted Net Income, and Adjusted diluted EPS, which are not recognized terms under GAAP and are presented only as a supplement to the com pan y’s GAAP financial statements. The company believes that these non - GAAP financial measures help to enhance an understanding of the company’s financial performance. However, the presentation of these measures has limitations as an analytical tool and should no t be considered in isolation, or as a substitute for the company’s results as reported under GAAP. Because not all companies use i den tical calculations, the presentations of these non - GAAP measures may not be comparable to other similarly titled measures of other com panies. You should refer to the appendix of this presentation for relevant definitions and reconciliations of non - GAAP financial measures co ntained herein to the most directly comparable GAAP measures. In addition, the company’s full - year 2022 guidance measures (other than revenues) ar e provided on a non - GAAP basis because the company is unable to reasonably predict certain items contained in the GAAP measures. S uch items include, but are not limited to, acquisition related expenses, restructuring and related expenses, stock - based compensatio n and other items not reflective of the company's ongoing operations. The company uses non - GAAP financial measures in its operational and fi nancial decision making, and believes that it is useful to exclude certain items in order to focus on what it regards to be a more me ani ngful representation of the underlying operating performance of the business. 3

Second quarter 2022 highlights 4 • All franchises show growth Ex - FX • Improved trajectory for Established Brands • Expanded biosimilars portfolio with additional R&D collaborator; Shanghai Henlius Biotech Inc. • Revenues of $1,585 million • $512 million Adjusted EBITDA, inclusive of $97M in acquired IPR&D and milestones • $1.25 Adjusted EPS from continuing operations, inclusive of negative $0.30 impact from acquired IPR&D and milestones

Balancing commercial and pipeline business development Commercialized/soon to be commercialized assets Building a pipeline • March 2022 - Licensing agreement for Xaciato Œ • July 2022 - Licensing agreement for a novel investigational non - hormonal, on - demand contraceptive candidate with Cirqle Biomedical • February 2022 - Acquisition of commercial rights to Marvelon Œ and Mercilon Œ in certain Asian markets • June 2022 - Licensing agreement to commercialize Investigational Perjeta® (Pertuzumab) and Prolia®/Xgeva® (Denosumab) biosimilar candidates • June 2021 - Acq. of Alydia Health and its JADA® System • July 2021 - Licensing of investigational agent, ebopiprant • December 2021 - Acquisition of Forendo Pharma 5

Solid volume growth, limited LOE and VBP impact



-1% reported
+5% ex-FX
$ mil
1,595
~10
~0
~60
~175
~25
~80
1,585
FX ~ 500
bps impact
Q2 2021
LOE(1)
VBP(2)
Price
Volume
Supply/Other(3)
FX
Q2 2022

[(1)] *LOE = Loss of Exclusivity*
[(2)] *VBP = Volume Based Procurement*
[(3)] *Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties, and allocated amounts from pre-spin revenue hedging activities.*

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All geographic areas grew ex - FX $ mil Q2 - 22 Q2 - 21 (mid - year spin) Actual VPY Ex FX VPY Europe and Canada 443 470 (6)% 4% United States 351 339 4% 4% Asia Pacific and Japan 291 309 (6)% 4% China 244 236 3% 4% Latin America, Middle East, Russia and Africa 216 190 14% 16% Other (1) 40 51 (22)% (21)% Total Revenues 1,585 1,595 (1)% 5% 7 ~80% of sales generated ex - US (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties, and allocated amounts from pre - spin revenue hedging activities.

Women’s Health Women’s Health Revenues $ mil Q2 - 2022 Q2 - 2021 (mid - year spin) Act VPY Ex FX VPY 2022 YTD 2021 YTD (mid - year spin) Act VPY Ex FX VPY Top Contraception Products Nexplanon ® 195 184 6% 8% 366 368 — % 1% NuvaRing ® 42 53 (21)% (18)% 83 98 (16)% (12)% Cerazette Œ 15 18 (16)% (9)% 32 34 (6)% — % Top Fertility Products Follistim ® 58 65 (11)% (9)% 119 117 2% 4% Ganirelix Acetate Injection 32 31 3% 9% 61 60 3% 7% Other Women's Health products 67 66 2% 5% 125 139 (10)% (7)% Total Women's Health 408 417 (2)% 1% 786 816 (4)% (1)% 8 • Nexplanon grew 8% at constant currency; strong demand trends • Fertility impacted by COVID lockdowns in China and channel mix in the US Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

Biosimilars Biosimilars Revenues $ mil Q2 - 2022 Q2 - 2021 (mid - year spin) Act VPY Ex FX VPY 2022 YTD 2021 YTD (mid - year spin) Act VPY Ex FX VPY Renflexis ® 59 43 38% 39% 105 81 30% 30% Ontruzant ® 35 22 57% 61% 57 45 28% 33% Brenzys Œ 14 11 28% 34% 28 21 34% 39% Aybintio Œ 9 8 14% 27% 19 16 20% 32% Hadlima Œ 2 2 NM NM 8 4 99% 101% Biosimilars 119 86 39% 42% 217 166 31% 34% 9 • Double digit growth for Renflexis and Ontruzant • US demand for biosimilars continues to grow Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

Established Brands Established brands Revenues $ mil Q2 - 2022 Q2 - 2021 (mid - year spin) Act VPY Ex FX VPY 2022 YTD 2021 YTD (mid - year spin) Act VPY Ex FX VPY Cardiovascular 412 430 (4)% 3% 822 819 — % 7% Respiratory 254 248 2% 8% 559 484 16% 21% Non - Opioid Pain, Bone & Dermatology 209 218 (4)% 2% 410 398 3% 9% Other 143 149 (17)% (18)% 280 301 (34)% (34)% Total Est. Brands 1,018 1,045 (2)% 4% 2,072 2,002 3% 10% 10 • Growth in most therapy areas • Improved erosion curve; tracking to flat or better growth for full year • VBP delays and competitor supply interruptions aid 1H performance Totals may not foot due to rounding .

New IPR&D treatment ~$100M impact to Q2 Adj. EBITDA

$ mil	Q2-22	Q2-21 (mid- year spin)	Actual VPY	2022 YTD	2021 YTD (mid-year spin)	Actual VPY
Revenues	**1,585**	**1,595**	**(1)%**	**3,152**	**3,101**	**2%**
Cost of sales	588	583	1%	1,149	1,174	(2)%
Gross profit	997	1,012	(1)%	2,003	1,927	4%
Non-GAAP Adjusted Gross profit [1]	1,047	1,047	—%	2,089	1,984	5%
Selling, general and administrative	423	416	2%	794	798	(1)%
Research and development [2]	**203**	**76**	**167%**	**299**	**143**	**109%**
Adjusted EBITDA [2, 3]	**512**	**627**	**(18)%**	**1,159**	**1,193**	**(3)%**
Diluted Earnings per Share (EPS), continuing operations [2]	0.92	1.70	(46)%	2.28	3.25	(30)%
Non-GAAP adjusted diluted EPS, continuing operations [2, 4]	1.25	1.72	(27)%	2.90	3.50	(17)%
Acquired IPR&D and milestones	**97**	**—**		**97**	**—**	
Per share impact to diluted EPS from acquired IPR&D and milestones	(0.30)	—		(0.30)	—	
Gross margin	*62.9%*	*63.4%*		*63.5%*	*62.1%*	
Non-GAAP Adjusted Gross margin [1]	*66.1%*	*65.6%*		*66.3%*	*64.0%*	
Adjusted EBITDA margin [2]	*32.3%*	*39.3%*		*36.8%*	*38.5%*	

(1) See Slide 20 of this presentation for a reconciliation of Gross Profit to Adjusted Gross Profit.
(2) Includes acquired IPR&D and milestones
(3) See Slides 21-22 of this presentation for a reconciliation of EBITDA and Adjusted EBITDA measures.
(4) See Slides 23-24 of this presentation for a reconciliation of diluted EPS to non-GAAP adjusted diluted EPS

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ORGANON™

Balancing commercial and pipeline business development Commercialized/soon to be commercialized assets Building a pipeline • March 2022 - Licensing agreement for Xaciato Œ • July 2022 - Licensing agreement for a novel investigational non - hormonal, on - demand contraceptive candidate with Cirqle Biomedical • February 2022 - Acquisition of commercial rights to Marvelon Œ and Mercilon Œ in certain Asian markets • June 2022 - Licensing agreement to commercialize Investigational Perjeta® (Pertuzumab) and Prolia®/Xgeva® (Denosumab) biosimilar candidates • June 2021 - Acq. of Alydia Health and its JADA® System • July 2021 - Licensing of investigational agent, ebopiprant • December 2021 - Acquisition of Forendo Pharma Approx 1% contribution to revenues in 2022 Investments in R&D spend 12

13 $ mil $100 million voluntary debt repayment in Q2 - Bank covenant (*) net leverage ratio ~3.5x Debt capitalization as of June 30, 2022 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 Reported cash and cash equivalents 730 1,008 737 694 545 Cash for IOM - exit inventory (1) (400) (320) (0) (0) (0) Cash available to Organon 330 688 737 694 545 Gross Debt (2) 9,348 9,298 9,134 9094 8,893 Net Debt (2) 9,018 8,610 8,397 8,400 8,348 (1) Organon’s starting cash balance at spin included $400 million from Merck & Co., Inc., Rahway, NJ, USA which was used for the pur chase of inventory upon exit of certain Interim Operating Model arrangements. (2) Debt figures are net of discounts and unamortized fees of $135 million, $130 million, $124 million, $119 million, and $113 mi lli on as of June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022, and June 30, 2022 respectively. (*) The definition of net debt in the company's credit agreement excludes unamortized fees, but includes capitalized lease oblig ati ons. Additionally, the LTM EBITDA calculation excludes acquired IPR&D and milestone charges

$ mil 14 FX headwinds persist, masking solid volume growth (1) (2) $6,304 $6,100 – $6,300 <(100) ~(50) ~(200) +600 - +700 ~(100) (350) − (400) FX ~550 - 650 bps headwind to growth in 2022 (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties, and allocated amounts from pre - spin revenue hedging activities.. (2) Based on 2021 performance and July month end spot rates for 2022.

FY 2022 guidance recast for IPR&D and FX; no change operationally 15 $M, provided on a Non - GAAP basis, except Revenues Guidance provided May 5, 2022 FX impact IPR&D Guidance provided as of August 4, 2022 Revenues $6,100 - $6,400 from 300 - 475 bps to 550 - 650 bps $6,100 - $6,300 Adjusted gross margin Mid - 60% range Unchanged SG&A (as % of revenues) Mid - 20% range Unchanged R&D (as % of revenues) Mid - upper single - digit Upper single digit Adjusted EBITDA margin 34% - 36% ~($110) 32% - 34% Interest expense ~$400 Unchanged Depreciation $100 - $115 Unchanged Effective non - GAAP tax rate 17.5% - 19.5% Unchanged Fully diluted weighted avg. shares outstanding ~255M Unchanged

Q&A

Appendix

Established Brands sizeable and stable base of revenue $ mil 18

Franchise performance $ mil Q2 - 2022 Q2 - 2021 (mid - year spin) Actual VPY Ex FX VPY 2022 YTD 2021 YTD (mid - year spin) Actual VPY Ex FX VPY Women’s Health 408 417 (2)% 1% 786 816 (4)% (1)% Biosimilars 119 86 39% 42% 217 166 31% 34% Est. Brands 1,018 1,045 (2)% 4% 2,072 2,002 3% 10% Other (1) 40 47 (17)% (18)% 76 117 (34)% (34)% Total Revenues 1,585 1,595 (1)% 5% 3,152 3,101 2% 6% (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties, and allocated amounts from pre - spin revenue hedging activities. 19

Gross margin reconciliation $ mil Q2 - 2022 Q2 - 2021 (mid - year spin) YTD 2022 YTD 2021 (mid - year spin) Revenues 1,585 1,595 3,152 3,101 Cost of sales 588 583 1,149 1,174 Gross Profit 997 1,012 2,003 1,927 Gross Margin 62.9% 63.4% 63.5% 62.1% Amortization 28 22 56 42 One - time costs (1) 19 10 24 10 Stock - based compensation 3 3 6 5 Non - GAAP Adjusted Gross Profit (2) 1,047 1,047 2,089 1,984 Non - GAAP Adjusted Gross Margin 66.1% 65.6% 66.3% 64.0% 20 (1) One - time costs for the three and six months ended June 30, 2022 primarily include costs to stand up the Company and inventory s tep - up adjustments as well as a $9 million impairment charge related to a licensed intangible asset. (2) Non - GAAP Adjusted Gross Profit is calculated by excluding amortization, one - time costs, and the portion of stock - based compensa tion expense allocated to Cost of sales.

Income from continuing operations before income taxes to Adjusted EBITDA $ mil Q2 - 2022 Q2 - 2021 (mid - year spin) Income from continuing operations before income taxes 287 437 Depreciation 22 21 Amortization (1) 28 22 Interest expense 98 62 EBITDA 435 542 Restructuring costs — 1 One - time costs (2) 58 66 Stock - based compensation 19 18 Adjusted EBITDA 512 627 Adjusted EBITDA margin 32.3% 39.3% 21 (1) Amortization in all periods is included in Cost of sales. (2) One - time costs primarily include costs incurred in connection with the spin - off of Organon, an impairment of a licensed intang ible asset, and inventory step up adjustments. For the three months ended June 30, 2022, approximately $28 million of the one - time costs are recorded in Selling, general and administrative expenses, $19 million are recorded in Cost of sales, $8 million are recorded in Other (income) expense, and $3 million are recorded in Research and development. For the three months en ded June 30, 2021, approximately $55 million of the one - time costs are recorded in Selling, general and administrative expenses, and approximately $10 million are recorded in Cost of sales.

Income from continuing operations before income taxes to Adjusted EBITDA $ mil 2022 YTD 2021 YTD (mid - year spin) Income from continuing operations before income taxes 729 904 Depreciation 47 39 Amortization (1) 56 42 Interest expense 195 62 EBITDA 1,027 1,047 Restructuring costs — 2 One - time costs (2) 98 115 Stock - based compensation 34 29 Adjusted EBITDA 1,159 1,193 Adjusted EBITDA margin 36.8% 38.5% 22 (1) Amortization in all periods is included in Cost of sales. (2) One - time costs primarily include costs incurred in connection with the spin - off of Organon, an impairment of a licensed intangi ble asset, and inventory step - up adjustments. For the six months ended June 30, 2022, approximately $53 million of the one - time costs are recorded in Selling, general and administrative expenses, approxim ately $24 million are recorded in Cost of sales, $14 million are recorded in Other (income) expense, and $7 million are recorded in Research and development. For the six months ended June 30, 2021, approximately $104 mil lion of the GAAP one - time costs are recorded in Selling, general and administrative expenses, and approximately $10 million are recorded in Cost of sales.

Income from continuing operations before income taxes to Adjusted Net Income

$ mil (except EPS)	Q2-2022	Q2-2021 (mid-year spin)
Income from continuing operations before income taxes	287	437
Amortization [1]	28	22
Restructuring costs	—	1
One-time costs [2]	58	66
Stock-based compensation	19	18
Total Adjustments	**105**	**107**
Non-GAAP pre-tax income, continuing operations	**392**	**544**
Taxes on income as reported in accordance with GAAP	53	6
Tax benefit on adjustments	20	20
Tax benefit (deduction) on GAAP-only discrete items [3]	—	81
Non-GAAP adjusted taxes on income	**73**	**107**
Non-GAAP adjusted net income, continuing operations	**319**	**437**
Non-GAAP adjusted net income, continuing operations per diluted share	**1.25**	**1.72**

(1) Amortization in all periods is included in Cost of sales.

(2) One-time costs primarily include costs incurred in connection with the spin-off of Organon, an impairment of a licensed intangible asset, and inventory step-up adjustments. For the three months ended June 30, 2022, approximately $28 million of the one-time costs are recorded in Selling, general and administrative expenses, $19 million are recorded in Cost of sales, $8 million are recorded in Other (income) expense, and $3 million are recorded in Research and development. For the three months ended June 30, 2021, approximately $55 million of the one-time costs are recorded in Selling, general and administrative expenses, and approximately $10 million are recorded in Cost of sales.

(3) For the three months ended June 30, 2021, the company recorded a tax benefit of approximately $70 million related to a portion of non-US step up in tax basis as a result of its separation from Merck & Co., Inc., Rahway, NJ, USA

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Income from continuing operations before income taxes to Adjusted Net Income $ mil (except EPS) 2022 YTD 2021 YTD (mid - year spin) Income from continuing operations before income taxes 729 904 Amortization (1) 56 42 Restructuring costs — 2 One - time costs (2) 98 115 Stock - based compensation 34 29 Total Adjustments 188 188 Non - GAAP pre - tax income, continuing operations 917 1,092 Taxes on income as reported in accordance with GAAP 147 78 Tax benefit on adjustments 34 35 Tax benefit (deduction) on GAAP - only discrete items (3) (3) 91 Non - GAAP adjusted taxes on income 178 204 Non - GAAP adjusted net income, continuing operations 739 888 Non - GAAP adjusted net income, continuing operations per diluted share 2.90 3.50 (1) Amortization in all periods is included in Cost of sales. (2) One - time costs primarily include costs incurred in connection with the spin - off of Organon, an impairment of a licensed intangib le asset, and inventory step - up adjustments. For the six months ended June 30, 2022, approximately $53 million of the one - time costs are recorded in Selling, general and administrative expenses, approximately $24 million are recorded in Cost of sales, $14 million are recorded in Other (income) expense, and $7 million are recorded in Research and development. For the six months ended June 30, 2021, approximately $104 million of the GAAP one - time costs are recorded in Selli ng, general and administrative expenses, and approximately $10 million are recorded in Cost of sales. (3) For the three months ended June 30, 2021, the company recorded a tax benefit of approximately $70 million related to a portio n of non - US step up in tax basis as a result of its separation from Merck & Co., Inc., Rahway, NJ, USA 24

Number of products 13 5 49 Women’s Health Biosimilars Established Brands Broad and diverse portfolio 25